UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10765	23-2077891
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, Pennsylvania 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock	UHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2020, the Company held its 2020 Annual Meeting of Stockholders. Due to the unprecedented public health impact of the novel coronavirus (COVID-19) outbreak, and to support the health and well-being of our communities, employees, stockholders and other stakeholders, this year’s Annual Meeting of Stockholders was conducted completely virtually via a live audio webcast.

At the Annual Meeting, the Company’s stockholders: (i) voted to elect two Class III members of the Board of Directors, who received a plurality of the votes cast, for three-year term scheduled to expire at the Company’s 2023 Annual Meeting of Stockholders, (ii) voted to approve the Company’s 2020 Omnibus Stock and Incentive Plan; (iii) voted to approve named executive officer compensation, and; (iv) voted to ratify the selection of PricewaterhouseCoopers, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The final voting results were as follows:

Proposal No. 1: Election of Directors:

Alan B. Miller – elected by the Class A and Class C Stockholders:

Votes cast in favor	7,238,788
Votes withheld	0
Broker non-votes	0

Lawrence S. Gibbs – elected by the Class B and Class D Stockholders:

Votes cast in favor	45,138,738
Votes withheld	23,128,663
Broker non-votes	2,227,668

Proposal No. 2:  Approval of the 2020 Omnibus Stock Incentive Plan:

Votes cast in favor	61,339,002
Votes cast against	3,856,193
Votes abstained	2,684
Broker non-votes	264,802

Proposal No. 3:  Approval of named executive officer compensation:

Votes cast in favor	58,722,749
Votes cast against	6,471,435
Votes abstained	3,695
Broker non-votes	264,802

Proposal No. 4: Ratification of the selection of PricewaterhouseCoopers, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Votes cast in favor	65,368,600
Votes cast against	91,992
Votes abstained	2,090
Broker non-votes	0

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Steve Filton
Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

Date: May 22, 2020